UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 13, 2026

COPART, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway

Suite 300

Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(972) 391-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPRT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance & Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 13, 2026 (the “Effective Date”), the Board of Directors (the “Board”) of Copart, Inc. (the “Company”), upon the recommendation of its Nominating, Governance, and Sustainability Committee, appointed David J. Berger to serve as a director effective as of the Effective Date, with an initial term expiring at the Company’s 2026 annual meeting of stockholders.

There are no arrangements or understandings between Mr. Berger, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Berger was selected as a director. Mr. Berger is a Senior Partner of the law firm Wilson Sonsini Goodrich & Rosati, P.C. (“Wilson Sonsini”), which serves as outside corporate counsel to the Company. Although there are no related party transactions between the Company and Mr. Berger (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K for the fiscal year ended July 31, 2026, the Company anticipates that it will, on a going-forward basis, engage Wilson Sonsini from time to time to perform routine legal services for the Company and its subsidiaries. The Company expects that any fees payable to Wilson Sonsini for the fiscal year ending July 31, 2027 as a result of this engagement will not be material in amount. Mr. Berger does not have any family relationships with any of the Company’s directors or executive officers. Mr. Berger will participate in the Company’s outside director compensation program, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 24, 2025. In addition, the Company has entered into its standard form of indemnification agreement with Mr. Berger.

Section 7 - Regulation FD

Item 7.01	Regulation FD Disclosure

On August 17, 2026, the Company issued a press release announcing the appointment of Mr. Berger as director as described in this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and such information shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated August 17, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPART, INC.

	By:	/s/ Leah Stearns
Leah Stearns, Chief Financial Officer
Principal Financial and Accounting Officer and duly Authorized Officer

Date: August 17, 2026